Exhibit 10.22

VENDOR AGREEMENT

This Vendor Agreement (this "Agreement") is entered into by and among GCCP II AGENT, LLC, an Illinois limited liability company, as administrative agent for certain lenders (the "Agent"), whose address is 222 West Adams, Suite 3125, Chicago, Illinois 60606, C. Rae Interiors, Ltd. ("Vendor"), whose address is 23424 Commerce Park Road, Beachwood, Ohio 44122, and PINSTRIPES, INC. ("Borrower"), as of the day of April 19, 2023.

WITNESSETH:

WHEREAS, Agent, Borrower and the financial institutions from time to time party thereto as "Lenders" (the "Lenders") are party to that certain Loan and Security Agreement, dated on or about the date hereof (as amended, restated, amended and restated, supplemented, refinanced or otherwise modified after the date hereof, the "Granite Loan Agreement"), pursuant to which (i) Lenders have made, or intend to make, certain financial accommodations to the Borrower (such financial accommodations, together with all "Obligations" (as defined in the Granite Loan Agreement), collectively, the "Granite Loan") and (ii) Borrower has granted to Agent, for its benefit and the benefit of the Lenders, a first-priority perfected security interest in and to certain personal property of Borrower described therein, including, but not limited to, all machinery, equipment, goods, furniture and trade fixtures acquired by Borrower from time to time with the proceeds of the Granite Loan (the "Granite Collateral") to secure the Granite Loan;

WHEREAS, Borrower intends to purchase certain goods, including kitchen equipment, trade fixtures, machinery and furniture, from Vendor from time to time with the proceeds of the Granite Loan; and

WHEREAS, as an inducement to and as one of the conditions precedent to the agreement of Agent and Lenders to consummate the transactions contemplated by the Loan Agreement, Agent and Lenders have required the execution and delivery of this Agreement by Vendor and the Borrower in order to set forth the relative rights.

NOW THEREFORE, in order to induce Agent and Lenders to consummate the transactions contemplated by the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Agent, Vendor and Borrower hereby agree as follows:

1.            Vendor acknowledges that it has been notified of Agent's security interest in the Granite Collateral and Vendor has not been notified that any other party has a security interest in the Granite Collateral. Vendor hereby irrevocably releases, terminates and waives any and all liens, claims or rights with respect to the Granite Collateral that Vendor may have, whether arising under law, by virtue of any agreement between Vendor and Borrower (whether now existing or hereafter entered into), or otherwise, including without limitation any right to assert any defense or claim of offset, to levy upon the Granite Collateral or to apply any of the Granite Collateral to the payment of any obligations owing to Vendor by Borrower (whether such rights arise under the terms of any such agreement, any default thereunder or otherwise). Vendor further acknowledges and agrees that it will not at any time contest the validity, perfection, priority or enforceability of the Granite Loans, the Loan Agreement, or the liens and security interests of Agent in the Granite Collateral securing the Granite Loan. Vendor waives any and all notice of the creation, renewal, extension, increase, or accrual of any of the Granite Loans, notice of or proof of reliance by Agent or any Lender upon this Agreement, and protest, demand for payment and notice of default.

2.            In the event of any default by Borrower of any of its obligations under the Granite Loan Agreement, upon the written direction of Agent, Vendor shall refuse to release or deliver any Granite Collateral or any amounts held by Vendor on deposit in respect of such Granite Collateral in its possession to Borrower, if any, and may only release or deliver such Granite Collateral (or any amounts held by Vendor on deposit in respect thereof) in accordance with such written direction of Agent. Vendor may act in good faith reliance upon any instruction, instrument, or signature believed in good faith to be genuine, and may assume that any person purporting to give any writing, notice, advice, or instruction as an agent, employee or representative of Agent in connection with this Agreement has been duly authorized to do so.

3.            Vendor hereby represents and warrants to Agent and Lenders that as of the date hereof: (a) Vendor is a limited liability company; (b) Vendor has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action; and (c) this Agreement is the legal, valid and binding obligation of Vendor, enforceable against Vendor in accordance with its terms.

4.            The Granite Loan shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between Borrower, on the one hand, and Agent and Lenders, on the other, shall be deemed to have been consummated in reliance upon this Agreement. Vendor acknowledges and agrees that Agent and each Lender has relied upon the lien release and other agreements provided for herein in entering into the Loan Agreement and in making funds available to Borrower thereunder.

5.            Agent, Vendor and Borrower each acknowledges and agrees that this Agreement is a "subordination agreement" under section 510(a) of the US federal Bankruptcy Code, which will be effective before, during and after the commencement of a voluntary or involuntary case or proceeding under the US federal Bankruptcy Code with respect to the Borrower, or any other voluntary or involuntary insolvency, reorganization, or bankruptcy case or proceeding, or any receivership, liquidation, reorganization, or other similar case or proceeding with respect to the Borrower or a material portion of its property. All references in this Agreement to Borrower include such person as a debtor-in-possession and any receiver or trustee for such person in any bankruptcy or insolvency proceeding. All rights and interest of Agent and Lenders hereunder, and all agreements and obligations of Vendor and Borrower hereunder, shall remain in full force and effect irrespective of any other circumstance which might constitute a defense available to, or a discharge of, Borrower in respect of the Granite Loan or Vendor in respect of this Agreement.

6.            The recitals set forth above are incorporated herein as if more fully set forth herein. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

7.            This Agreement may not be changed or terminated orally or by course of conduct. Any change to the terms of this Agreement must be in writing and signed by Lender. This Agreement shall be binding upon Vendor and Borrower and each of their respective successors and assigns and shall be enforceable by and inure to the benefit of Agent and Lenders and their respective successors and assigns. This Agreement may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or email shall be equally as effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall continue in effect until such time as all of Obligations under and as defined in the Granite Loan Agreement have been paid in full in cash, and all commitments of Lenders to extend financial accommodations to Borrower thereunder have terminated.

8. WAIVER OF JURY TRIAL.  AGENT, BORROWER AND VENDOR EACH HEREBY WAIVES THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF. AGENT, BORROWER AND VENDOR EACH ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. AGENT, BORROWER AND VENDOR EACH WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

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IN WITNESS WHEREOF, each of the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.

GRANITE:

GCCP II AGENT, LLC

By:	/s/ Brian B. Boorstein
Name:	Brian B. Boorstein
Title:	Manager

Signature Page to Vendor Agreement (CRAE)

IN WITNESS WHEREOF, each of the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.

VENDOR :

C. RAE INTERIORS, LTD.

By:	/s/ C. Rae Cohen
Name:	Cindy Rae Cohen
Title: Principal

BORROWER :

PINSTRIPES, INC.

By:	/s/ Dale Schwartz
Name:	Dale Schwartz
Title: CEO